                                                                  EXHIBIT 10.5.1




                                 AMENDMENT NO. 1
                                 ---------------


                            dated as of June 30, 2006


                                      among


                                PAGE FUNDING LLC,
                                -----------------
                            as Purchaser and Issuer,


                       CONSUMER PORTFOLIO SERVICES, INC.,
                       ----------------------------------
                             as Seller and Servicer,

                                       and
                                       ---

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                         as Backup Servicer and Trustee

                                     to the

            Second Amended and Restated Sale and Servicing Agreement
                           dated as of April 18, 2006

                               AMENDMENT NO. 1 TO
            SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

     AMENDMENT NO. 1, dated as of June 30, 2006 (the "Amendment") by and among PAGE FUNDING LLC, a Delaware limited liability company (in its capacities as Purchaser, the "Purchaser" and as Issuer, the "Issuer," respectively), CONSUMER PORTFOLIO SERVICES, INC., a California corporation (in its capacities as Seller, the "Seller" and as Servicer, the "Servicer," respectively), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (in its capacities as Backup Servicer, the "Backup Servicer" and as Trustee, the "Trustee," respectively).

                              PRELIMINARY STATEMENT

     Reference is made to the Second Amended and Restated Sale and Servicing Agreement dated as of April 18, 2006, among PAGE FUNDING LLC, CONSUMER PORTFOLIO SERVICES, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Sale and Servicing Agreement").

                                    RECITALS

     WHEREAS, PAGE FUNDING LLC, CONSUMER PORTFOLIO SERVICES, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION (collectively, the "Amending Parties") have executed the Sale and Servicing Agreement and the Amending Parties desire to amend the Sale and Servicing Agreement in certain respects as provided below; and

     WHEREAS, UBS Real Estate Securities Inc., as Noteholder, desires to consent to this Amendment.



                            ARTICLE I - DEFINITIONS

     SECTION 1.1. Defined Terms. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment (including in the Preamble and the Recitals) shall have the meaning given such terms in the Annex A to the Sale and Servicing Agreement, as identifiable from the context in which such term is used.


                             ARTICLE II - AMENDMENT

     SECTION 2.1 Amendment to Annex A to the Sale and Servicing Agreement. In Annex A to the Sale and Servicing Agreement, the definitions of "Advance Rate," "CPS Borrowing Base" and "TFC Borrowing Base" are hereby amended and restated in their entirety to read, respectively. as follows:

     "ADVANCE RATE" as of any day means (a) with respect to each TFC Receivable, 70% and (b) with respect to each CPS Receivable, 83%.

     "CPS BORROWING BASE" means, as of any date of determination, an amount equal to the lesser of (A) 87% of Market Value and (B)(I) the excess of (a) the Aggregate Principal Balance of the CPS Receivables (after giving effect to Available Funds allocable to principal payments made by Obligors) over (b) the Excess Concentration Amount for the CPS Receivables multiplied by (II) the Advance Rate applicable with respect to CPS Receivables.

     "TFC BORROWING BASE" means, as of any date of determination, an amount equal to the lesser of (A) 80% of Market Value and (B)(I) the excess of (a) the Aggregate Principal Balance of the TFC Receivables (after giving effect to Available Funds allocable to principal payments made by Obligors) over (b) the Excess Concentration Amount for the CPS Receivables multiplied by (II) the Advance Rate applicable with respect to TFC Receivables; provided, however, that on or after the occurrence of a TFC Funding Termination Event, the TFC Borrowing base shall equal zero.


                           ARTICLE III - EFFECTIVENESS

     SECTION 3.1. Effective Date. This Amendment shall be effective as of the date of this Amendment upon satisfaction of the following conditions:

     (a) Execution and delivery by the parties hereto and UBS Real Estate Securities, Inc. of this Amendment, and

     (b) Payment to the Note Purchaser, or its designee, of a consent fee in the amount of One Hundred Thousand Dollars ($100,000.00).


                           ARTICLE IV - MISCELLANEOUS

     SECTION 4.1. Ratification; Representations and Warranties, Etc.

     (a) Except as expressly amended hereby, all of the terms of the Basic Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. This Amendment shall not constitute a novation;

     (b) The Purchaser, Seller, Issuer and Servicer each hereby represents and warrants that (i) it has the requisite power and authority, and legal right, to execute and deliver this Amendment and to perform its obligations under this Amendment, the Sale and Servicing Agreement, as amended hereby, and the Basic Documents, (ii) it has taken all necessary corporate and legal action to duly authorize the execution and delivery of this Amendment and the performance of its obligations under this Amendment, (iii) this Amendment has been duly executed and delivered by it, (iv) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), and (v), after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

     (c) Each representation and warranty contained in the Basic Documents (as modified by this Amendment, if applicable) is true and correct and is hereby restated and affirmed; and

     (d) Each covenant contained in the Basic Documents (as modified by this Amendment, if applicable) is hereby restated and affirmed.

     SECTION 4.2. Further Assurances. The parties hereto hereby agree to execute and deliver such additional documents, instruments or agreements as may be reasonably necessary and appropriate to effectuate the purposes of this Amendment and the other Basic Documents.

     SECTION 4.3. Conflicts. In the event of a conflict of any provision hereof with any provision or definition set forth in the Basic Documents, the provisions and definitions of this Amendment shall control.

     SECTION 4.4. Severability. Any provision of this Amendment or any other Basic Document which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

     SECTION 4.5. Entire Agreement. This Amendment and the other Basic Documents constitute the entire agreement among the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Amendment and the other Basic Documents. Nothing in this Amendment or in the other Basic Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Amendment or the other Basic Documents.

     SECTION 4.6. Binding Effect. This Amendment and the other Basic Documents shall be binding upon and shall be enforceable by Purchaser, Seller, Issuer, Servicer, Note Purchaser, the Backup Servicer and the Trustee and their respective successors and permitted assigns.

     SECTION 4.7. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     SECTION 4.8. GOVERNING LAW. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     SECTION 4.9. Headings. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Series Supplement and shall not affect the construction or interpretation of this Amendment or Series Supplement or any provisions hereof or thereof.


                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written. PAGE FUNDING LLC, as Purchaser and as Issuer

                                    By: /s/ MARK CREATURA
                                        -----------------------
                                    Title:  Vice President

                                    CONSUMER PORTFOLIO SERVICES, INC., as
                                    Seller and as Servicer


                                    By: /s/ JEFFREY P. FRITZ
                                        -----------------------
                                    Title:  Sr. Vice President & CFO


                                    WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Backup Servicer and Trustee


                                    By: /s/ JASON VAN VLEET
                                        -----------------------
                                    Title: Assistant Vice President


CONSENTED TO BY:
UBS REAL ESTATE SECURITIES, INC.,
as Noteholder and Note Purchaser


By:   /s/ REGINALD DE VILLIERS
   ---------------------------------
Name:     Reginald de Villiers
      ------------------------------
Title:    Director
      ------------------------------


By:   /s/ MUSTAFIZ SHAHMOHAMMED
   ---------------------------------
Name:     Mustafiz Shahmohammed
      ------------------------------
Title:    Executive Director
      ------------------------------